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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                             FORM 8-K

                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                  Securites Exchange Act of 1934



                 Date of report: January 15, 1997



                         CASCADE BANCORP
          (Name of small business issuer in its charter)


                              Oregon
                     (State of Incorporation)


        0-23322                            93-1034484
(Commission File Number)       (I.R.S. Employer Identification #)


             1100 NW Wall Street, Bend, Oregon 97701
                          (541) 385-6205
(Address and telephone number of issuer's principal executive offices)



















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ITEM 5    OTHER EVENTS

          On January 15, 1997 Cascade Bancorp opened its first non-bank subsidiary, Cascade Finance. Cascade Finance will offer consumer loans and retail lending programs which will provide Cascade Bancorp with the opportunity to broaden its market with complimentary services. The initial capital contribution from Cascade Bancorp to Cascade Finance was $250,000.00.














































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                            SIGNATURES


     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signedon its behalf by the undersigned, thereunto duly authorized.



                                            CASCADE BANCORP
                                              (Registrant)

Date:   1/17/97                 By:  /s/ Roger J. Shields
                                     ---------------------------
                                      Roger J. Shields
                                      President



Date:   1/17/97                 By:  /s/ Patricia L. Moss
                                     ----------------------------
                                      Patricia L. Moss
                                      Chief Financial Officer